UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 24, 2011 we held our 2011 Annual Meeting of Stockholders for the following purposes:

1.	To elect three Class II directors to serve until the 2014 annual meeting, or until their successors are duly elected and qualified;

2.	To ratify the selection by the Board of Directors of BDO USA, LLP as our independent auditors for the fiscal year ending September 30, 2011;

3.	To approve an amendment to Headwaters’ Certificate of Incorporation to increase the number of shares of Headwaters’ Common Stock, par value $0.001, authorized for issuance from 100,000,000 to 200,000,000;

4.	To have an advisory vote on executive compensation; and

5.	To have an advisory vote on the frequency of holding an advisory vote on executive compensation.

Proposals 1, 2, 3 and 4 were all approved by the stockholders. A total of 35,197,424 shares were voted on proposals 1 and 4, for which there were 15,581,067 broker non-votes. A total of 50,778,491shares were voted on proposals 2 and 3, and 31,198,255 shares were voted on proposal 5. The results of the voting were as follows:

1.	To elect Mr. Kirk A. Benson as a Class II director: for – 33,287,377; withheld authority – 1,910,047.

To elect Mr. E. J. “Jake” Garn as a Class II director: for – 33,220,319; withheld authority – 1,977,105.

To elect Mr. Raymond J. Weller as a Class II director: for – 30,227,873; withheld authority – 4,969,551.

2.	To ratify the selection of BDO USA, LLP as independent auditors for the fiscal year ending September 30, 2011:
for – 48,781,574; against – 1,862,288; abstain – 134,629.

3.	To approve an amendment to Headwaters’ Certificate of Incorporation to increase the number of shares of Headwaters’ Common Stock, par value $0.001, authorized for issuance from 100,000,000 to 200,000,000: for – 43,902,600;
against – 6,629,520; abstain – 246,371.

4.	Advisory vote to approve Headwaters’ compensation of the named executive officers as disclosed in the proxy statement: for – 18,741,473; against – 15,850,507; abstain – 605,444.

5.	Advisory vote on the frequency of holding an advisory vote on executive compensation: 1 year – 22,508,045; 2 years – 324,583; 3 years – 7,483,577; abstain – 882,050.

Headwaters’ Board of Directors will take under advisement the shareholder voting on frequency of holding an advisory vote on executive compensation. The results of the Board’s deliberations will be disclosed in a subsequent amendment to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

3.1.10	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Headwaters dated February 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2011

HEADWATERS INCORPORATED
(Registrant)

By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)